UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

SKYLINE CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 743, 2520 By-Pass Road Elkhart, IN 46515

(Address of principal executive offices) (Zip Code)

(574) 294-6521

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2017, Skyline Corporation’s President and Chief Executive Officer, Richard W. Florea, was granted 18,000 options for common stock pursuant to Skyline Corporation’s 2015 Stock Incentive Plan (“2015 SIP”). The options will vest in five equal installments of 3,600 shares annually on January 10, 2018, 2019, 2020, 2021 and 2022. In addition, the option exercise price is $14.90, and the options have an expiration date of January 10, 2027.

Mr. Florea was also granted 12,000 shares of restricted stock pursuant to the 2015 SIP. The restricted stock will vest on January 10, 2022.

Other terms and conditions of the awards are described in the 2015 SIP, a copy of which is available as Exhibit 10.2 to Skyline Corporation’s Quarterly Report on Form 10-Q filed October 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: January 13, 2017

	By:	/s/ Jon S. Pilarski
Jon S. Pilarski
Chief Financial Officer